EXHIBIT 4.4

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                  WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC,

                                  as Depositor

                                       and

                                    [-----],

                                as Owner Trustee

                    ----------------------------------------


                                 TRUST AGREEMENT

                               Dated as of [_____]

                    ----------------------------------------


            WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC [_____] TRUST Wachovia Asset Securitization Issuance, LLC Asset-Backed Certificates,
                                 Series [_____]


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I             Definitions..............................................1
      Section 1.01.   Definitions..............................................1
      Section 1.02.   Other Definitional Provisions............................1
ARTICLE II            Organization.............................................2
      Section 2.01.   Name.....................................................2
      Section 2.02.   Office...................................................2
      Section 2.03.   Purposes and Powers......................................2
      Section 2.04.   Appointment of Owner Trustee.............................3
      Section 2.05.   Initial Capital Contribution of Trust Estate.............3
      Section 2.06.   Declaration of Trust.....................................3
      Section 2.07.   Title to Trust Property..................................4
      Section 2.08.   Situs of Trust...........................................4
      Section 2.09.   Representations and Warranties of the Depositor..........4
      Section 2.10.   Payment of Trust Fees....................................7
ARTICLE III           Conveyance of the Mortgage Loans; Certificates...........7
      Section 3.01.   Conveyance of the Mortgage Loans.........................7
      Section 3.02.   Payment of Purchase Price for Subsequent Mortgage Loans
                      and Additional Balances..................................9
      Section 3.03.   Draws During Rapid Amortization Period..................10
      Section 3.04.   Allocation..............................................10
      Section 3.05.   Addition of Subsequent Mortgage Loans...................10
      Section 3.06.   Initial Ownership.......................................11
      Section 3.07.   Issuance of Certificates................................11
      Section 3.08.   Authentication of Certificates..........................11
      Section 3.09.   Registration of and Limitations on Transfer and Exchange
                      of Certificates.........................................12
      Section 3.10.   Mutilated, Destroyed, Lost or Stolen Certificates.......14
      Section 3.11.   Persons Deemed Certificateholders.......................15
      Section 3.12.   Access to List of Certificateholders' Names and
                      Addresses...............................................15
      Section 3.13.   Maintenance of Office or Agency.........................15


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                               TABLE OF CONTENTS
                                   (continued)

      Section 3.14.   Certificate Paying Agent................................16
      Section 3.15.   Cooperation.............................................17
      Section 3.16.   [Reserved]..............................................17
      Section 3.17.   Subordination...........................................17
      Section 3.18.   No Priority Among Certificates..........................18
ARTICLE IV            Authority and Duties of Owner Trustee...................18
      Section 4.01.   General Authority.......................................18
      Section 4.02.   General Duties..........................................18
      Section 4.03.   Action upon Instruction.................................18
      Section 4.04.   No Duties Except as Specified under Specified Documents
                      or in Instructions......................................19
      Section 4.05.   Restrictions............................................19
      Section 4.06.   Prior Notice to Certificateholders and the Enhancer
                      with Respect to Certain Matters.........................20
      Section 4.07.   Action by Certificateholders with Respect to Certain
                      Matters.................................................20
      Section 4.08.   Action by Certificateholders with Respect to
                      Bankruptcy..............................................20
      Section 4.09.   Restrictions on Certificateholders' Power...............20
      Section 4.10.   Majority Control........................................21
      Section 4.11.   Doing Business in Other Jurisdictions...................21
      Section 4.12.   Removal of Mortgage Loans...............................21
ARTICLE V             Application of Trust Funds..............................21
      Section 5.01.   Distributions...........................................21
      Section 5.02.   Method of Payment.......................................22
      Section 5.03.   Signature on Returns....................................22
      Section 5.04.   Statements to Certificateholders........................22
      Section 5.05.   Tax Reporting...........................................22
ARTICLE VI            Concerning the Owner Trustee............................23
      Section 6.01.   Acceptance of Trusts and Duties.........................23
      Section 6.02.   Furnishing of Documents.................................24
      Section 6.03.   Representations and Warranties..........................24


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                               TABLE OF CONTENTS
                                   (continued)

      Section 6.04.   Reliance; Advice of Counsel.............................25
      Section 6.05.   Not Acting in Individual Capacity.......................25
      Section 6.06.   Owner Trustee Not Liable for Certificates or Related
                      Documents...............................................25
      Section 6.07.   Owner Trustee May Own Certificates and Notes............26
ARTICLE VII           Compensation of Owner Trustee...........................27
      Section 7.01.   Owner Trustee's Fees and Expenses.......................27
      Section 7.02.   Indemnification.........................................27
ARTICLE VIII          Termination of Trust Agreement..........................28
     Section 8.01.    Termination of Trust Agreement..........................28
ARTICLE IX            Successor Owner Trustees and Additional Owner
                      Trustees................................................29
      Section 9.01.   Eligibility Requirements for Owner Trustee..............29
      Section 9.02.   Replacement of Owner Trustee............................29
      Section 9.03.   Successor Owner Trustee.................................30
      Section 9.04.   Merger or Consolidation of Owner Trustee................30
      Section 9.05.   Appointment of Co-Trustee or Separate Trustee...........31
ARTICLE X             Miscellaneous...........................................32
      Section 10.01.  Amendments..............................................32
      Section 10.02.  No Legal Title to Trust Estate..........................33
      Section 10.03.  Limitations on Rights of Others.........................34
      Section 10.04.  Notices.................................................34
      Section 10.05.  Severability............................................34
      Section 10.06.  Separate Counterparts...................................34
      Section 10.07.  Successors and Assigns..................................35
      Section 10.08.  No Petition.............................................35
      Section 10.09.  No Recourse.............................................35
      Section 10.10.  Headings................................................35
      Section 10.11.  GOVERNING LAW...........................................35
      Section 10.12.  Integration.............................................35

                               TABLE OF CONTENTS
                                   (continued)

      Section 10.13.  Rights of Enhancer to Exercise Rights of Certif.........35
EXHIBITS
      Exhibit A - Form of Certificate........................................A-1
      Exhibit B - Certificate of Trust.......................................B-1
      Exhibit C - Form of Rule 144A Investment Representation................C-1
      Exhibit D - Form of Investor Representation Letter.....................D-1
      Exhibit E - Form of Transferor Representation Letter...................E-1
      Exhibit F - Form of Certificate of Non-Foreign Status..................F-1
      Exhibit G - Form of ERISA Representation Letter........................G-1
      Exhibit H - Form of Representation Letter..............................H-1
      Exhibit I - Form of Addition Notice....................................I-1
      Exhibit J - Form of Transfer Agreement.................................J-1


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     This trust  agreement,  dated as of [_____] (as amended  from time to time, the "Trust Agreement"), is among Wachovia Asset Securitization Issuance, LLC, a North Carolina limited liability company, as depositor (the "Depositor"), and [_____], a [_____] banking corporation, as owner trustee (the "Owner Trustee").


                                   WITNESSETH:

     WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

     NOW, THEREFORE, In consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.01.Definitions.  For all purposes of this Trust Agreement, except
                  -----------
as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____] (the "Indenture"), among Wachovia Asset Securitization Issuance, LLC [_____] Trust, as Issuer, Wachovia Bank, National Association, as Paying Agent, and [_____], as Indenture Trustee, and such Appendix A is hereby incorporated by reference and made are part of this Trust Agreement. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Other Definitional Provisions.
                  -----------------------------
          (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate  or  other  document  to the  extent  not  defined,  shall  have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Section and Exhibit references contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement unless


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otherwise  specified;   the  term  "including"  shall  mean  "including  without
limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

          (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  Organization

     Section 2.01.  Name.  The trust created  hereby shall be known as "Wachovia
                    ----
Asset Securitization Issuance, LLC [_____] Trust," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02. Office. The office of the Trust shall be in care of the Owner
                   ------
Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor, and the Enhancer.

     Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in
                   -------------------
the following activities:

          (a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

          (b) to purchase the Mortgage Loans and to pay the organizational, start-up and transactional expenses of the Trust;

          (c) to assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (d) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and


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          (f) subject to compliance with the Basic Documents,  to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Securityholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the other Basic Documents while any Note is outstanding without the consent of the holders of Certificates evidencing a majority of the aggregate Certificate Percentage Interest of the Certificates, the Indenture Trustee, the Enhancer and the holders of Notes representing a majority of the Note Balance of the Notes; provided that any Certificate registered in the name of the Seller or an Affiliate of the Seller will not be considered a Certificate for purposes of such consent; provided, further, that if 100% of the Certificates are held by the Seller or an Affiliate of the Seller, the consent of the Certificateholders will not be required.

     Section 2.04.  Appointment of Owner Trustee.  The Depositor hereby appoints
                    ----------------------------
the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section  2.05.   Initial   Capital   Contribution   of  Trust  Estate.   In
                      ----------------------------------------------------
consideration of the delivery by the Owner Trustee, on behalf of the Trust, of the Securities to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse, but subject to the other terms and provisions of this Trust Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

     The Owner Trustee, on behalf of the Trust, acknowledges the conveyance to the Trust by the Depositor, as of the Closing Date, of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate. Concurrently with such conveyance and in exchange therefor, the Trust has pledged the Trust Estate to the Indenture Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

     Section 2.06.  Declaration of Trust. The Owner Trustee hereby declares that
                    --------------------
it shall hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that solely for federal, state and local income and franchise tax purposes, for so long as 100% of the Certificates are held by a single person or entity, the Trust shall be treated as an entity wholly owned by such person or entity, with the assets of the entity being the Trust Estate, and the Notes being debt of the entity, and the


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provisions  of this  Trust  Agreement  shall  be  interpreted  to  further  this intention. If more than one person owns the Certificates, it is the further intention of the parties hereto that solely for federal, state and local income and franchise tax purposes the Owner Trust shall be treated as a partnership, with the assets of the partnership being Trust Estate, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The provisions of this Trust Agreement shall be interpreted to further such intentions. Neither the Depositor nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust, other than the indemnification obligations as provided in Section 7.2 herein.

     Section  2.07.  Title to Trust  Property.  Legal title to the Trust  Estate
                     ------------------------
shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.08. Situs of Trust. The Trust will be located and administered in
                   --------------
the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware, New York or the Corporate Trust Office of the Certificate Paying Agent, and payments will be made by the Trust only from Delaware, New York or the Corporate Trust Office of the Certificate Paying Agent. The only office of the Trust will be at the Corporate Trust Office of the Owner Trustee in Delaware.

     Section  2.09.   Representations  and  Warranties  of  the  Depositor.  The
                      ----------------------------------------------------
Depositor hereby represents and warrants to the Owner Trustee and the Enhancer that:

          (a) The Depositor has been duly formed, is validly existing in good standing under the laws of the state of its formation, and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations, if any, under the Basic Documents make such qualification necessary. The jurisdiction of organization of the Depositor is Delaware and the Depositor is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in Delaware).

          (b) The Depositor has all requisite power and authority to own its properties, to conduct its business, to execute and deliver each of the Basic Documents to be executed and delivered by the Depositor and to enter into and perform all of its obligations thereunder and any of the transactions contemplated thereby.

          (c) Each Basic Document to be executed and delivered by the Depositor has been duly authorized, executed and delivered by the Depositor and, assuming the due execution and delivery by the other parties thereto, constitutes a legal, valid and binding agreement, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws


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now or hereafter in effect  affecting the  enforcement  of creditors'  rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (d) The execution and delivery by the Depositor of the Basic Documents to which the Depositor is a party and the performance by the Depositor of its obligations thereunder do not (A) violate any of the provisions of the organizational documents of the Depositor, (B) violate any provision of any law, governmental rule or regulation currently in effect applicable to the Depositor or to its properties or by which the Depositor or its properties may be bound or affected, which violation would materially and adversely affect the right of the Trust to perform any of the applicable provisions of the Basic Documents, (C) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Depositor or to its properties or by which the Depositor or its properties are bound or affected, which violation would materially and adversely affect the right of the Trust to perform any of the applicable provisions of the Basic Documents, (D) conflict in any material respect with, or result in a breach in any material respect of, or constitute a default in any material respect under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Depositor is a party or by which it is bound, which conflict, breach or default would materially and adversely affect the right of the Depositor to perform any of the applicable provisions of the Basic Documents, or (E) result in the creation or imposition of any Lien upon any of the properties of the Depositor pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument (other than the Basic Documents).

          (e)No consent, approval, order or authorization by, and no filing with or notice to, any court or other governmental authority in respect of the Depositor is required in connection with the authorization, execution, delivery or performance by the Depositor of the Basic Documents to which it is a party.

          (f) There are no pending or, to the best of the Depositor's knowledge, threatened, actions, suits, proceedings or investigations before any court, administrative agency, arbitrator or governmental body that, if decided adversely, would materially and adversely affect (A) the condition (financial or otherwise), business or operations of the Depositor or (B) the ability of the Depositor to perform its obligations under, or the validity or enforceability of, the Basic Documents to which it is a party.

          (g) The Depositor is solvent, and the Depositor does not contemplate any pending insolvency or believe or have reason to believe that it will not be able to pay its debts and other obligations as they become due. The Depositor did not transfer the Transferred Property pursuant to this Agreement with any intent to hinder, delay or defraud any of its creditors.

          (h) Immediately prior to (1) the transfer hereunder, the Depositor had good and marketable title to the interest in the Initial Transferred Property conveyed to it, free and clear of all Liens, pledges, charges, encumbrances, security interests or adverse claims of any nature, and this Agreement constitutes a valid assignment and transfer to the Trust of all right, title and interest of the Depositor in and to the Initial Transferred Property and (2) the transfer under the related Subsequent Transfer Agreement, the Depositor had good and marketable title


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to the interest in the related Subsequent  Transferred  Property conveyed to it, free and clear of all liens, pledges, charges, encumbrances, security interests or adverse claims of any nature and this Agreement and the related Subsequent Transfer Agreement, when executed and delivered, will constitute a valid assignment and transfer to the Trust of all right, title and interest of the Depositor in and to the related Subsequent Transferred Property.

          (i) The Depositor is not in default under any agreement, contract, instrument or indenture to which such party is a party or by which such party or its respective properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, that would have a material adverse effect on the transactions contemplated under the Basic Documents; and no event has occurred that with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

          (j) The chief executive office of the Depositor is located at the address set forth in Section 10.04.

          (k) The Depositor acquired title to its interest in the Transferred Property in good faith, without notice of any adverse claim to the Transferred Property.

          (l) The Depositor has caused its computer and accounting records to be marked to show that a sale of, or a security interest in, the Transferred Property has been made or granted to the Issuer.

          (m) The purchase price paid by the Depositor for the portion of the Transferred Property relating to the Closing Date or related Subsequent Transfer Date, as applicable, is the fair market value of such portion of the Transferred Property.

          (n) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loan Agreements in favor of the Issuer, which security interest is prior to all other Liens (except as expressly permitted otherwise in this Indenture), and is enforceable as such as against creditors of and purchasers from the Issuer.

          (o) The Loan Agreements constitute "accounts," "general intangibles" or "instruments" within the meaning of the applicable UCC.

          (p) The Depositor owns and has good and marketable title to the Loan Agreements free and clear of any Lien of any Person.

          (q) The Depositor has received all consents and approvals required by the terms of the Loan Agreements to the sale of the Loan Agreements hereunder to the Trust.

          (r) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loan Agreements granted to the Trust hereunder.


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


          (s) Other than the security interest granted to the Trust pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loan Agreements. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Loan Agreements other than any financing statement relating to the security interest granted to the Depositor hereunder or any security interest that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

          (t) The Servicer, on behalf of the Depositor, has in its possession all original copies of the Loan Agreements. The Loan Agreements do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Trust and the Indenture Trustee. All financing statements filed or to be filed against the Depositor in favor of the Trust in connection herewith describing the Loan Agreements contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trust."

          (u) None of the Mortgage Notes that constitute or evidence the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust.

     The representations and warranties set forth in Section 2.09(n) through (t) shall not be waived without the prior written consent of Standard and Poor's.

     Upon notice from the Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee, the Paying Agent or the Servicer, as applicable, of a breach of the Depositor's respective representations or warranties above that materially and adversely affects the interests of the Securityholders in any Mortgage Loan, the Depositor shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Purchaser or its assignee at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans received from the Seller pursuant to the Purchase Agreement.

     It is understood and agreed that the obligation of the Depositor to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Enhancer, the Issuer, the Enhancer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Depositor.

          Section 2.10. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                  ARTICLE III

                 Conveyance of the Mortgage Loans; Certificates

          Section 3.01. Conveyance of the Mortgage Loans.

          (a) The Depositor, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Trust, without recourse (except as expressly provided herein), all of its right, title and interest, whether now owned or existing or hereafter created, arising, or acquired, in, to and under (i) the Initial Mortgage Loans and the other related Initial Transferred Property and (ii) the Subsequent Mortgage Loans and other related Subsequent Transferred Property, in each case purchased by the Depositor from the Seller pursuant to the Purchase Agreement; provided, however, that the Trust does not assume any obligations (including any obligations to fund Draws) arising under or related to the Related Documents. Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal Balances relating to the Initial Mortgage Loans, as of the Closing Date; (2) with respect to the Cut-Off Date Principal Balances relating to the Subsequent Mortgage Loans, as of the related Subsequent Transfer Date; (3) with respect to the amount of each Additional Balance created on or after the Cut-Off Date or the Subsequent Cut-Off Date, as applicable, and prior to the commencement of the Rapid Amortization Period, as of the later of the Closing Date or the related Subsequent Cut-Off Date, as applicable, and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Depositor of consideration therefor as provided herein under Section 3.02(c).

          (b) The Depositor hereby assigns to the Trust all of the Depositor's right, title and interest to and under the Purchase Agreement and any Subsequent Transfer Agreement executed by the Depositor as Purchaser, including without limitation the Depositor's right to enforce the obligations of the Seller thereunder (including the Seller's obligation to repurchase Mortgage Loans as the result of a breach of the Seller's representations and warranties in the Purchase Agreement).

          (c) In connection with the conveyance by the Depositor of the Initial Mortgage Loans, the Depositor further agrees, at its own expense, on or prior to the Closing Date, to indicate in its books and records that the Initial Mortgage Loans have been sold to the Trust pursuant to this Agreement, and to deliver to the Trust true and complete lists of all of the Mortgage Loans specifying for each Mortgage Loan the information contained in the Mortgage Loan Schedule. The Mortgage Loan Schedule is attached as Exhibit A to the Servicing Agreement and is hereby incorporated into and made a part of this Agreement.

          (d) Upon the sale of the Initial Mortgage Loans and the Subsequent Mortgage Loans, as applicable, the ownership of each related Loan Agreement, each related Mortgage and the contents of the related Mortgage File shall be vested in the Trust and the ownership of all records and documents with respect to the Initial Mortgage Loans and the Subsequent Mortgage Loans, as applicable, that are prepared by or that come into the possession of the Depositor, as seller of the Initial Mortgage Loans hereunder and the Subsequent Mortgage Loans under the related Subsequent Transfer Agreement, or by the Servicer under this Agreement shall immediately vest in the Trust, and shall be retained and maintained in trust by the Servicer at the will of the Trust, in such custodial capacity only, or in trust by the Indenture Trustee if the Mortgage Files are required to be transferred by the Servicer to the Indenture Trustee, pursuant to the Servicing Agreement; provided, however, that any records and documents that come into the possession of the Depositor shall be promptly delivered to the Servicer or the Indenture, as applicable. The Depositor's records will accurately reflect the sale of the Initial Mortgage Loans by it to the Trust.

          The Trust hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 3.01.

          (e) The parties hereto intend that the transactions set forth herein constitute a sale, including for accounting purposes, by the Depositor to the Trust of the Depositor's right, title and interest in and to the Mortgage Loans and the other Transferred Property, and not a secured borrowing. In the event the transactions set forth herein are deemed not to be a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Transferred Property to secure all of the Depositor's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each of the Mortgage Loan Schedules is hereby incorporated by reference and made a part of this Trust Agreement. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the authorization and the filing of any continuation statements with respect to the UCC financing statements filed with respect to the Mortgage Loans and other Transferred Property by the Depositor on the Closing Date, if any, and any amendments thereto required to reflect a change in the name or structure of the Depositor or the filing of any additional UCC financing statements due to the change in the principal office or jurisdiction of organization of the Depositor as are necessary to perfect and protect the Trust' and its assignees' interests in the Transferred Property. The Depositor shall file any such continuation statements on a timely basis.

          Section 3.02. Payment of Purchase Price for Subsequent  Mortgage Loans
                        --------------------------------------------------------
and Additional Balances.
-----------------------

     (a) The "Purchase Price" for the Subsequent Mortgage Loans and the other Subsequent Transferred Property to be paid by the Trust to the Depositor on the related Subsequent Transfer Date shall be 100 percent of the related Cut-Off Date Principal Balances thereof (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement provided by the Depositor). In the case of each Additional Balance transferred hereunder created on or after the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and prior to the commencement of the Rapid Amortization Period, the Purchase Price thereof shall be 100 percent of the principal amount of the related Draw under the related Loan Agreement as of the later of the Closing Date or Subsequent
Transfer Date, as applicable, and the date of creation of such Additional Balance, adjusted to reflect such factors as the Depositor and the Trust mutually agree will result in a Purchase Price determined to be the fair market value of such Additional Balance and the related Transferred Property.

     (b) With respect to each Subsequent Mortgage Loan transferred pursuant to a Subsequent Transfer Agreement and each Additional Balance transferred hereunder or pursuant to a Subsequent Transfer Agreement with respect to any Mortgage Loan, as applicable, the Trust shall pay or cause to be paid to the Depositor or its designee the Purchase Price specified above in Section 3.02(a) for such Additional Balance or Subsequent Mortgage Loan in one of the following ways, as applicable: (i) a cash payment pursuant to Section 3.02(a) hereof in an amount equal to the related Draw or Cut-Off Date Principal Balance, as applicable, if then available from Principal Collections on any Payment Date or amounts on deposit in the applicable Funding Account, as applicable, or (ii) with respect to an Additional Balance only, an increase in the related Additional Balance Increase Amount as of the day on which such Additional Balance was created, equal to the amount of such Additional Balance.

     Section  3.03.  Draws During Rapid  Amortization  Period.  During the Rapid
                     ----------------------------------------
Amortization Period, any Excluded Draws shall not be Additional Balances, and the ownership of the related balances shall be retained by the Seller. Payments and collections allocable pursuant to Section 3.04 to an Excluded Draw shall not be deposited into the Custodial Account, the Distribution Account or the Note Payment Account, and shall be distributed by the Servicer to the Seller no less frequently than monthly in accordance with reasonable instructions provided by the Seller.

     Section 3.04  Allocation.  The Depositor,  the Trust and the Servicer agree
                   ----------
that all collections on the Mortgage Loans will be allocated and applied as provided by the terms of the related Loan Agreements or by applicable law. Except with respect to Liquidation Loss Amounts, if the Loan Agreement or applicable law does not specify a method of allocation and application for particular Collections, such Collections shall be allocated and applied (i) first, to interest pro rata (based on the respective amounts coming due on such day) among the amounts coming due on such dates, and (ii) then, to principal in the order of the dates on which such amounts were first incurred. If, as a result of the provisions of this Section 3.04, Collections are allocated to Excluded Draws, such Collections shall not be property of the Purchaser or its assignees and shall be paid by the Servicer to the Seller as provided in Section
3.03. Liquidation Loss Amounts shall be allocated as provided in the definition of Excluded Amount.

     Section 3.05.  Addition of Subsequent  Mortgage Loans.  The transfer by the
                    --------------------------------------
Depositor of any Subsequent Mortgage Loans to the Issuer, is conditioned upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

     (a) the Depositor shall have provided the Indenture Trustee, the Issuer, the Paying Agent, the Enhancer and the Rating Agencies with a timely Addition Notice substantially in the form of Exhibit I attached hereto, which notice shall be given no later than five Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Mortgage Loans to be sold to the Issuer and the aggregate Principal Balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date;

     (b) the Depositor shall have delivered to the Indenture Trustee, the Paying Agent, the Enhancer and the Rating Agencies duly executed Subsequent Transfer Agreement substantially in the form of Exhibit J, (A) confirming the satisfaction of each condition precedent specified in this Section 3.05(b) and in Section 2 of the related Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

     (c) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement, the Depositor shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

     (d) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of the Seller , to the Securityholders; and

     (e) the Depositor shall have provided each of the Enhancer and each Rating Agency with loan level information in the Enhancer's and each such Rating Agency's standard format no later than five Business Days prior to the related Subsequent Transfer Date, which shall designate the Subsequent Mortgage Loans to be sold to the Issuer, and shall receive verbal consent from the Enhancer and verbal confirmation from each Rating Agency that the addition of the Subsequent Mortgage Loans will not result in a Rating Event.

     Within five Business Days after each Subsequent Transfer Date, the Depositor shall deliver to the Issuer, the Rating Agencies, the Enhancer, the Paying Agent and the Indenture Trustee a copy of the Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans in electronic format.

     Section  3.06.  Initial  Ownership.  Upon the formation of the Trust by the
                     ------------------
contribution by the Depositor pursuant to Section 2.05 and the conveyance of the Initial Mortgage Loans pursuant to Section 3.01 and the issuance of the Certificates, Depositor shall be the sole Certificateholder.

     Section 3.07. Issuance of Certificates. The Certificates shall be issued in
                   ------------------------
minimum denominations of a Percentage Interest of [_____]% and integral multiples of [_____]% in excess thereof. The Certificates shall be issued in substantially the form attached hereto as Exhibit A.

     The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.08. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.09.

     A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.09.

     Section  3.08.  Authentication  of  Certificates.   Concurrently  with  the
                     --------------------------------
acquisition of the Initial Mortgage Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Certificates in an initial Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated by the Indenture Trustee and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further action by the Depositor, in authorized denominations. No Certificate shall entitle the Certificateholder thereof to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Owner Trustee or the Indenture Trustee, by manual signature, and such authentication shall constitute conclusive evidence that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 3.09.  Registration  of and Limitations on Transfer and Exchange of
                    ------------------------------------------------------------
Certificates.  The Certificate  Registrar shall keep or cause to be kept, at the
------------
office or agency maintained pursuant to Section 3.13, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Paying Agent shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

     Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.13, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Indenture Trustee as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or the Indenture Trustee. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.13. The initial Certificateholder agrees to not transfer any Certificate during either the Revolving Period or the Managed Amortization Period, unless the initial
Certificateholder receives an Opinion of Counsel stating that such transfer of the Certificate will not adversely affect the opinion delivered on the Closing Date by such counsel regarding the transfer of the Mortgage Loans by Seller to the Depositor.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Except as described below, each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

     A Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel to the Depositor, the Certificate Registrar and the Enhancer, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the
Depositor, satisfactory to the Depositor, the Certificate Registrar and the Enhancer, that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any Securityholder or the Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Owner Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Certificate Paying Agent at the direction of the Servicer. Each Certificateholder unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form W-8BEN, Form W-8ECI or Form W-8IMY, or such successor forms thereto as required by then-applicable regulations, and shall resubmit such form every three years or with such frequency as required by then-applicable regulations. In addition, prior to any transfer of a Certificate prior to July of 2008 to a Certificateholder that cannot establish its non-foreign status, the Certificateholder shall deliver to the Owner Trustee, the Paying Agent and the Indenture Trustee, at the expense of the Certificateholder, an Opinion of Counsel that no withholding tax would apply to payments made under any Yield Maintenance Agreement.

     No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such state laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state laws or is being made pursuant to the Securities Act and such state laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If such Certificateholder is unable to provide a Certificate of Non-Foreign Status, such Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee, the Servicer, the Paying Agent,
the Enhancer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. No transfer of Certificates or any interest therein shall be made to any Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets unless the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer are provided with an Opinion of Counsel that establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee, the Paying Agent, the Enhancer or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer or the Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee, the Paying Agent, the Enhancer and the Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate shall be deemed to have represented that such Affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

     In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel addressed to the Certificate Registrar, the Servicer and the Enhancer that establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, by having more than 100 Certificateholders at any time during the taxable year of the Trust, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee. No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

     In addition, no transfer, sale, assignment, pledge or other disposition of a Certificate shall be made unless the proposed transferee executes a representation letter substantially in the form of Exhibit H hereto, that (1) the transferee is acquiring such Certificate for its own behalf and is not acting as agent or custodian for any other Person or entity in connection with such acquisition and (2) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates acquired are not more than 50% of the assets of the partnership, grantor trust or S corporation.

     Section 3.10. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
                   -------------------------------------------------
mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Indenture Trustee and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate Registrar, the Indenture Trustee or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Indenture Trustee, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.10, the Owner Trustee, the Indenture Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.10 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.11. Persons Deemed Certificateholders.  Prior to due presentation
                   ---------------------------------
of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent shall be bound by any notice to the contrary.

     Section 3.12.  Access to List of  Certificateholders'  Names and Addresses.
                    ------------------------------
The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the Certificate Percentage Interest, apply in writing to the Owner Trustee or the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders, with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the Certificate Paying Agent or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.13. Maintenance of Office or Agency. The Owner Trustee, on behalf
                   -------------------------------
of the Trust, shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The

Owner Trustee initially designates the Corporate Trust Office of the Certificate Registrar (or such other office as the Certificate Registrar may specify to the Owner Trustee) as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders, the Indenture Trustee and the Enhancer of any change in the location of the Certificate Register or any such office or agency.

     Section 3.14. Certificate Paying Agent.
                   ------------------------

     (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Paying Agent pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Paying Agent as the Certificate Paying Agent. The Certificate Paying Agent shall:

          (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (ii) give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Certificate Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Certificates;

          (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

          (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to act as Paying Agent under the Indenture or meet the standards required to be met by the Paying Agent at the time of its appointment under the Indenture;

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

          (vi) make available to the Owner Trustee a copy of the Servicing Certificate prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

     (b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee and the Enhancer; provided, however, that the Paying Agent is also resigning as Paying Agent under the Indenture at such time. In the event that the Paying Agent shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.14 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

     (c) The Certificate Paying Agent shall establish and maintain with itself the Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Servicer, the Indenture Trustee or Paying Agent, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture or the Servicing Agreement. Pending any such distribution, funds deposited in the Distribution Account on a Payment Date and not distributed to the Certificateholders on such Payment Date shall be invested by the Certificate Paying Agent in Permitted Investments selected by the Servicer (or if no selection is made by the Servicer in Permitted Investments described in clause (v) of the definition thereof) maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Distribution Account is maintained may mature or be payable on demand on such Payment Date and shall not be sold or disposed of prior to the maturity). All investment income earned in respect of funds on deposit in the Distribution Account shall be credited to the Distribution Account, except that an amount equal to one day's interest on any such investment shall be for the benefit of the Certificate Paying Agent. A portion of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Certificate Paying Agent out of its own funds immediately as realized in an amount such that the percentage of any such loss allocated to the Certificate Paying Agent shall equal a fraction, the numerator of which equals one (1) and the denominator of which equals the number of days the funds in the Distribution Account were invested in such investment. The remainder of any such losses shall be charged against the Distribution Account. The Certificate Paying Agent shall make all distributions on the Certificates as provided in Section 3.05 of the Indenture and Section 5.01(a) of this Trust Agreement from moneys on deposit in the Distribution Account.

     Section  3.15.  Cooperation.  The  Owner  Trustee  shall  cooperate  in all
                     -----------
respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

     Section 3.16. [Reserved].
                    --------

     Section  3.17.  Subordination.  Except as  otherwise  provided in the Basic
                     -------------
Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the

Noteholders under, or otherwise related to, the Indenture. If an Event of Default has occurred and is continuing under the Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the Noteholders and the Enhancer under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders, the Paying Agent, the Note Registrar, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee and the Enhancer have been irrevocably paid in full.

     Section 3.18. No Priority Among Certificates.  All Certificateholders shall
                   ------------------------------
rank equally as to amounts distributable upon the liquidation, dissolution or winding up of the Trust, with no preference or priority being afforded to any Certificateholders over any other Certificateholders.

                                   ARTICLE IV

                      Authority and Duties of Owner Trustee

     Section  4.01.  General  Authority.  The Owner  Trustee is  authorized  and
                     ------------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, as well as any certificate that supports the factual assumptions made in any Opinion of Counsel delivered on the Closing Date, and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

     Section 4.02.  General  Duties.  The Owner Trustee shall be  responsible to
                    ---------------
administer the Trust pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

     Section 4.03. Action upon Instruction.
                   -----------------------

          (a) Subject to this Article IV and Section 10.13 of this Trust Agreement and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

          (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any other Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Certificateholders of Certificates representing a majority of the aggregate Certificate Percentage Interest of the Certificates, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

     Section 4.04. No Duties Except as Specified under Specified Documents or in
                   -------------------------------------------------------------
Instructions. The Owner Trustee shall not have any duty or obligation to manage,
------------
make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing with the Commission for the Trust or to record this Trust Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

     Section 4.05. Restrictions.
                   ------------

          (a) The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would cause the Trust to be treated as an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes or at any time that any of the Notes or Certificates are outstanding or any obligations are due and owing to the Enhancer under the Insurance Agreement. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

          (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (i) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

          Section 4.06. Prior Notice to Certificateholders and the Enhancer with
                        --------------------------------------------------------
Respect to Certain  Matters.  With respect to the following  matters,  the Owner
---------------------------
Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Enhancer in writing of the proposed action and the Enhancer and the Certificateholders of Certificates representing a majority of the aggregate Certificate Percentage Interest of the Certificates shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any Proceeding by the Trust (except Proceedings brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any Proceeding brought by or against the Trust (except with respect to the aforementioned Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

          (c) the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is required;

          (d) the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

     Section 4.07. Action by Certificateholders with Respect to Certain Matters.
                   ------------------------------------------------------------
The Owner Trustee shall not have the power, except upon the written direction of Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest of the Certificates, and with the consent of the Enhancer, to (a) remove the Servicer under the Servicing Agreement pursuant to
Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

     Section 4.08. Action by Certificateholders with Respect to Bankruptcy.  The
                   -------------------------------------------------------
Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders, and with the prior written consent of the Enhancer, and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     Section   4.09.    Restrictions   on    Certificateholders'    Power.   The
                        -------------------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the other Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.10.  Majority Control.  Except as expressly  provided herein, any
                    ----------------
action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by the Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest of the Certificates at the time of the delivery of such notice.

     Section  4.11.  Doing  Business  in  Other  Jurisdictions.  Notwithstanding
                     -----------------------------------------
anything contained herein to the contrary, neither [_____] nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by [_____], or (iii) subject [_____] to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by [_____] or the Owner Trustee, as the case may be, contemplated hereby.

     Section 4.12 Removal of Mortgage  Loans.  Subject to and in accordance with
                  --------------------------
Section 3.22 of the Servicing Agreement, the Issuer may notify the Owner Trustee of its direction to the Servicer to remove Mortgage Loans from the Trust Estate. Promptly following receipt of any such request, the Owner Trustee shall deliver to the Servicer the written notice and request required to be delivered to the Servicer pursuant to Section 3.22 of the Servicing Agreement. Any Mortgage Loans removed from the Trust Estate pursuant to Section 3.22 of the Servicing Agreement shall be property of the Issuer and, upon the written request of the Certificateholders holding 100% of the Certificate Percentage Interests of the Certificates, be released to the Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

                                   ARTICLE V

                           Application of Trust Funds

     Section 5.01. Distributions.
                   -------------

          (a) On each Payment Date and on any date on which the Trust is terminated pursuant to Section 8.01, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Distribution Account and available therefor as provided in Section 3.05 of the Indenture. All distributions made pursuant to this Section to any Certificates shall be distributed to the Certificateholders pro rata based on the respective Percentage Interests thereof.

          (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate Proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such Proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

          (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

     Section 5.02. Method of Payment. Subject to Section 8.01(c),  distributions
                   -----------------
required to be made to  Certificateholders  on any  Payment  Date as provided in
Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of each Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date.

     Section 5.03.  Signature on Returns.  The Servicer  shall sign on behalf of
                    --------------------
the Trust the tax returns, if any, of the Trust.

     Section 5.04. Statements to  Certificateholders.  On each Payment Date, the
                   ---------------------------------
Certificate Paying Agent shall make available to each Certificateholder the Servicing Certificate provided to the Owner Trustee and the Certificate Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

     Section 5.05. Tax Reporting.  The Certificateholders by their acceptance of
                   -------------
a Certificate, agree to appoint the Servicer as their agent and the Servicer, as agent for such holders under the Servicing Agreement, has agreed to perform all duties necessary to comply with federal and state income tax laws.

     Any Certificateholder that holds 100% of the Certificates agrees by its purchase of 100% of the Certificates to treat the Trust Estate as an entity wholly owned by such Certificateholder for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the entity being the assets held by the Trust, and the Notes being debt of the Trust.

                                   ARTICLE VI

                          Concerning the Owner Trustee

     Section 6.01.  Acceptance of Trusts and Duties.  The Owner Trustee  accepts
                    -------------------------------
the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust Agreement and the other Basic Documents to which each is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) no provision of this Trust Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (b) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (c) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or in the other Basic Documents;

          (d) the execution, delivery, authentication and performance by the Owner Trustee of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

          (e) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, Indenture Trustee, the Certificate Paying Agent, the Paying Agent or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Certificate Paying Agent, the Paying Agent, the Depositor or the Trust under this Trust Agreement or the other Basic Documents that are required to be performed by the Indenture Trustee or the Paying Agent under the Indenture or the Seller under the Purchase Agreement; and

          (f) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

     Section 6.02.  Furnishing of Documents.  The Owner Trustee shall furnish to
                    -----------------------
the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents other than any Yield Maintenance Agreement.

     Section 6.03.  Representations  and  Warranties.  The Owner Trustee  hereby
                    --------------------------------
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholders, that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

          (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

     Section 6.04. Reliance; Advice of Counsel.
                   ---------------------------

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

     Section 6.05. Not Acting in Individual Capacity. Except as provided in this
                   ---------------------------------
Article VI, in accepting the trusts hereby created [_____] acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

     Section  6.06.  Owner  Trustee  Not  Liable  for  Certificates  or  Related
                     -----------------------------------------------------------
Documents. The recitals contained herein and in the Certificates (other than the
---------
signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any other Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar, the Paying Agent or the Indenture Trustee taken in the name of the Owner Trustee.

     Section  6.07 Owner  Trustee  May Own  Certificates  and  Notes.  The Owner
                   -------------------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar, the Paying Agent and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                   ARTICLE VII

                          Compensation of Owner Trustee

     Section 7.01.  Owner  Trustee's Fees and Expenses.  The Owner Trustee shall
                    ----------------------------------
receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the other Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Basic Documents which shall be payable by the Servicer pursuant to Section 3.11 of the Servicing Agreement.

     Section 7.02.  Indemnification.  The  Certificateholders of the majority of
                    ---------------
the Percentage Interest of the Certificates shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, however, that:

          (a) such Certificateholder shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section
6.03 expressly made by the Owner Trustee;

          (b) with respect to any such claim,  the Indemnified  Party shall have
given  such   Certificateholder   written  notice  thereof  promptly  after  the
Indemnified Party shall have actual knowledge thereof;

          (c)   while   maintaining   control   over  its  own   defense,   such
Certificateholder shall consult with the Indemnified Party in preparing such defense; and

          (d) notwithstanding anything in this Trust Agreement to the contrary, such Certificateholder shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of such Certificateholder, which consent shall not be unreasonably withheld.

     The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any Proceeding for which indemnity may be sought pursuant to this
Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the

Certificateholder of the majority of the Percentage Interest of the Certificates, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee, which consent shall not be unreasonably withheld, the Certificateholder of the majority of the Percentage Interest of the Certificates shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                  ARTICLE VIII

                         Termination of Trust Agreement

     Section 8.01. Termination of Trust Agreement.
                   ------------------------------

          (a) This Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and this Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not
(i) operate to terminate this Trust Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any Proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 8.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust, specifying the Payment Date on which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution thereon and cancellation thereof, shall be given by the Certificate Paying Agent by letter to the Certificateholders and the Enhancer mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

     In the event that all of the Certificateholders shall not have surrendered their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 5.01, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Certificateholder of the majority of the Percentage Interest of the Certificates with respect to which such amounts are due.

          (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

          Section 9.01.  Eligibility  Requirements for Owner Trustee.  The Owner
                         -------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $[_____] and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least [___] by Moody's, Standard & Poor's or Fitch, if rated by Fitch. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

          Section 9.02.  Replacement of Owner Trustee.  The Owner Trustee may at
                         ----------------------------
any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Enhancer, the Indenture Trustee, the Paying Agent and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee (and the Indenture Trustee shall make such request upon (i) the written direction of the Enhancer, so long as the Enhancer is not in default under the Policy, or (ii) the written direction of holders of Notes representing not less than a majority of the Note Balance of the Notes if the Enhancer is in default under the Policy), or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may, and, at the direction of the Enhancer, shall, remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee reasonably acceptable to the Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee. If the Indenture Trustee is unable to appoint a successor Owner Trustee within 60 days after any such direction, the Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

     Section  9.03.   Successor  Owner  Trustee.  Any  successor  Owner  Trustee
                      -------------------------
appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee, the Paying Agent and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor  Owner  Trustee shall accept  appointment  as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Paying Agent shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Rating Agencies and the Enhancer. If the Paying Agent shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Paying Agent.

     Section 9.04.  Merger or  Consolidation  of Owner Trustee.  Any Person into
                    ------------------------------------------
which the Owner  Trustee  may be merged  or  converted  or with  which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such Person shall be eligible pursuant to Section 9.01; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Section 9.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding
                  ---------------------------------------------
any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

          (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE X

                                  Miscellaneous

     Section 10.01. Amendments.
                    ----------

          (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any such amendment, except as provided in paragraph (e) below, shall be accompanied by an Opinion of Counsel addressed to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of this Section.

          (b) If the purpose of any such amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered in this Trust Agreement (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Certificateholders, but the Owner Trustee shall be furnished with (i) a letter from each Rating Agency that the amendment will not result in a Rating Event, determined without regard to the Policy and (ii) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder, and the consent of the Enhancer shall be obtained.

          (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder and the consent of the Enhancer shall be obtained.

          (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (i) the consent of the Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder and (ii) either (A) a letter from each Rating Agency that such amendment will not cause a Rating Event, if determined without regard to the Policy or (B) the consent of Certificateholders evidencing a majority of the aggregate Certificate Percentage Interest and the Indenture Trustee; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of each Certificateholder affected thereby and the Enhancer, or reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment, without the consent of the Certificateholders of all such Certificates then outstanding; provided, further, that no Certificate registered in the name of the Seller or an Affiliate of the Seller shall be considered a Certificate for purposes of such consent.

          (e) No amendment of this Trust Agreement may provide for the holding of any of the Certificates in book-entry form.

          (f) If the purpose of any such amendment is to provide for the issuance of additional Certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with (i) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and (B) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, if determined without regard to the Policy, and the consent of the Enhancer shall be obtained.

          (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Paying Agent, the Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

          (i) The Owner Trustee may, but shall not be obligated to, execute any amendment which adversely affects its rights, duties or immunities hereunder.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Section 10.02. No Legal Title to Trust Estate. The Certificateholders shall
                    ------------------------------
not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 10.03.  Limitations  on Rights of Others.  Except for Section 2.07,
                     --------------------------------
the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Enhancer and, to the extent expressly provided herein, the Paying Agent, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

     Section 10.04. Notices.
                    -------

          (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt: if to the Owner Trustee, addressed to its Corporate Trust Office; if to the Paying Agent, addressed to its Corporate Trust Office, if to the Certificate Paying Agent, addressed to [_____], [_____] Attention: [_____], with a copy to the Corporate Trust Office of the Indenture Trustee, if to the Depositor, addressed to Wachovia Asset Securitization Issuance, LLC, 8739 Research Drive, NC0121-Suite D, Charlotte, North Carolina 28288-0121, Attention: Robert J. Perret, Telecopier: (704) 383-8121; if to the Enhancer, addressed to [_____], [_____], Attention: [_____], Telecopier: [_____] (Wachovia Asset Securitization Issuance, LLC [_____] Trust); if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10004, Attention: Structured Finance Department - MBS; or, as to each of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to each of the other foregoing Persons.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement to a Certificateholder shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

          (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

     Section 10.05. Severability.  Any provision of this Trust Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.06. Separate Counterparts.  This Trust Agreement may be executed
                    ---------------------
by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.07.  Successors and Assigns.  All  representations,  warranties,
                     ----------------------
covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the

Enhancer, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 10.08. No Petition.  The Owner Trustee, by entering into this Trust
                    -----------
Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy Proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

     Section  10.09.  No  Recourse.  Each  Certificateholder,   by  accepting  a
                      ------------
Certificate, acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee, the Paying Agent or any Affiliate thereof, and that no recourse may be had against such Persons or their assets, except as may be expressly set forth or contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

     Section 10.10.  Headings. The headings of the various Articles and Sections
                     --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.11.  GOVERNING LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.12  Integration.  This Trust  Agreement  constitutes  the entire
                    -----------
agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

     Section 10.13 Rights of Enhancer to Exercise Rights of  Certificateholders.
                   ------------------------------------------------------------
By accepting its Certificate, each Certificateholder agrees that unless a Enhancer Default exists, the Enhancer shall have the right to exercise all rights of the Certificateholders under this Trust Agreement without any further consent of the Certificateholders. Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Trust Agreement, or create any fiduciary obligation of the Owner Trustee to the Enhancer. The Enhancer shall be an express third party beneficiary of this Trust Agreement.

     IN WITNESS  WHEREOF,  the Depositor and the Owner Trustee have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.

                                                  WACHOVIA ASSET SECURITIZATION
                                                  ISSUANCE, LLC,
                                                   as Depositor



                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                  [______],
                                                    not   in   its    individual
                                                    capacity but solely as Owner
                                                    Trustee, except with respect
                                                    to the  representations  and
                                                    warranties    contained   in
                                                    Section 6.03 hereof



                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


Acknowledged and Agreed:


[______],
     not in its individual capacity but solely as Indenture Trustee




By:
   ------------------------------------------
   Name:
   Title:


WACHOVIA BANK, NATIONAL ASSOCIATION,
 not in its individual capacity but solely as Certificate Registrar and Certificate
 Paying Agent



By:
   ------------------------------------------
   Name:
   Title:

WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
[_____] TRUST,

By:   [_____],
      not in its individual capacity but solely
      as Owner Trustee


By:
   ------------------------------------------
   Name:
   Title:

                                    EXHIBIT A

                               FORM OF CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

     NO  TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE  UNLESS  THE  CERTIFICATE
REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101, TO ACQUIRE THIS CERTIFICATE (EACH, A "PLAN INVESTOR"), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER AND THE CERTIFICATE REGISTRAR, OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE CERTIFICATE REGISTRAR, OR THE CERTIFICATE PAYING AGENT TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     THE TRANSFEREE OF THIS CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

     THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, the Paying Agent OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-Off Date:
[______]

Date of Trust Agreement:
[______]

First Payment Date:                                    Percentage Interest: 100%
[______]

Final Payment Date:
[______]

                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                    ASSET-BACKED CERTIFICATES, SERIES [_____]

     evidencing a fractional undivided interest in Wachovia Asset Securitization Issuance, LLC [_____] Trust (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

     This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Servicer, the Indenture Trustee, the Paying Agent or the Owner Trustee or any of their Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Servicer, the Indenture Trustee, the Paying Agent or the Owner Trustee or any of their affiliates. None of the Depositor, the Seller, the Servicer, the Indenture Trustee, the Paying Agent or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Wachovia Asset Securitization Issuance, LLC is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Mortgage Loans, created by Wachovia Asset Securitization Issuance, LLC (the "Depositor"). The Trust (as defined herein) was created pursuant to a trust agreement dated as of [_____] (as amended and supplemented from time to time, the "Agreement"), among the Depositor and [_____], as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the [___] day of each month or, if such [___] day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Certificateholders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Pursuant to the Agreement, the Trust has issued the Certificates.

     Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated by the Certificate Registrar for that purpose.

     No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or is made in accordance the Securities Act and such state laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the
Certificate  Registrar  shall  require the  transferee  to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Certificateholder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Servicer, the Certificate Registrar and the Certificate Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Depositor) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting, directly or indirectly, on behalf of any such Plan or any Person using the "plan assets," within the meaning of the Department of Labor Regulations Section 2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Servicer and the Certificate Registrar, or a certification in the form of Exhibit G to the Agreement, to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Servicer, the Enhancer or the Certificate Registrar to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

     This  Certificate  is  one  of a  duly  authorized  issue  of  Certificates
designated  as  Wachovia  Asset   Securitization   Issuance,   LLC  Asset-Backed
Certificates of the Series specified hereon (the "Certificates").

     The Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the funds on deposit in the Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     The Certificateholder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

     The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, determined without regard to the Policy, and the consent of the Enhancer shall be obtained. If the purpose of any such amendment is to prevent the imposition of any federal or state taxes at any time that any Security is Outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder and the consent of the Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event, determined without regard to the Policy or (b) the consent of Certificateholders of a majority of the Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of all Certificateholders affected thereby and the Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of all such Certificates then outstanding.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Paying Agent.

     Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 10.0000% Percentage Interest and in integral multiples of a 0.0001% Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest above.

     No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     The obligations created by the Agreement in respect of this Certificate and the Trust created thereby shall terminate upon the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

     It is the intent of the Depositor, the Issuer and the Certificateholder that for federal, state and local income, single business and franchise tax purposes, (a) the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool and (b) the Trust will not fail to be treated as a disregarded entity.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Indenture Trustee, as authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                                  WACHOVIA ASSET SECURITIZATION
                                                   ISSUANCE, LLC [_____] TRUST

                                                  By: [_____],
                                                         not in its individual
                                                         capacity but solely as
                                                         Owner Trustee



Dated: [_____]                                    By:
                                                     ---------------------------
                                                         Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

[______],
not in its individual capacity
but solely as Owner Trustee



By:
   ------------------------------------------
                 Authorized Signatory



or                                           ,
   ------------------------------------------
as Authenticating Agent of the Owner Trustee



By:
   ------------------------------------------
               Authorized Signatory

                                   ASSIGNMENT

   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR
                      OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)




--------------------------------------------------------------------------------
the  within   Certificate,   and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing




--------------------------------------------------------------------------------
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:
                                             ________________________________ */
                                                  Signature Guaranteed:       -


                                             ________________________________ */
                                                                              -





--------------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to_______________________________________________________
  _______________________________________________________
for the account of ___________________________________________, account number
, or, if mailed by check, to ____________________________________.

     Applicable statements should be mailed to ____________________________.




                                                  ------------------------------
                                                  Signature of assignee or agent
                                                  (for authorization of wire
                                                   transfer only)

                                   EXHIBIT B

                              CERTIFICATE OF TRUST

                                       OF

            WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC [_____] TRUST


     THE UNDERSIGNED, [_____], as owner trustee (the "Trustee"), for the purpose of forming a statutory trust does hereby certify as follows:

     1. The name of the statutory trust is:

        WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC [_____] TRUST

     2. The name and business address of the Trustee of the statutory trust in the State Delaware is [_____], [_____].

     3. The statutory trust reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

     4. This Certificate of Trust shall be effective upon filing.

     THE UNDERSIGNED, being the Trustee hereinbefore named, for the purpose of forming a statutory trust pursuant to the provisions of the Delaware Statutory Trust Act, does make this certificate of trust, hereby declaring and further certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                                  [_____],
                                                    not   in   its    individual
                                                    capacity but solely as owner
                                                    trustee   under   the  trust
                                                    agreement  to be dated as of
                                                    [_____]



                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


Dated:  [_____]

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:


           ---------------------------------------------------------

           ---------------------------------------------------------

           ---------------------------------------------------------

           ---------------------------------------------------------


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor, pursuant to Section 3.09 of the trust agreement dated as of [_____] (the "Agreement"), among Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor"), and [_____], as owner trustee (the "Owner Trustee"), as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. The Buyer represents that:

          (i) either (a) or (b) is satisfied, as marked below:

          ____ a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

          ____ b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, the Enhancer or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

               (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

------------------------------                 ---------------------------------
Print Name of Seller                           Print Name of Buyer

By:                                            By:
   ---------------------------                    ------------------------------
   Name:                                          Name:
   Title:                                         Title:

Taxpayer Identification:                       Taxpayer Identification:

No.                                            No.
  ----------------------------                    ------------------------------

Date:                                          Date:
     -------------------------                    ------------------------------

                                                            ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

          ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

          ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ___  Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               Section 15 of the Securities Exchange Act of 1934, as amended.


--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

          ___ State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940. as amended.

          ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958, as amended.

          ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

          ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

           ____     ____      Will the Buyer be purchasing  the Rule 144A
           Yes      No        Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                               ---------------------------------
                                               Print Name of Buyer



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               Date:
                                                    ----------------------------

                                                            ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

          ____ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                               ---------------------------------
                                               Print Name of Buyer



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               IF AN ADVISER:


                                               ---------------------------------
                                               Print Name of Buyer


                                               Date:
                                                    ----------------------------

                                   EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


___________________, ___


Wachovia Asset Securitization Issuance, LLC
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

[______]
[______]
[______]
Attention: [______]

Wachovia Bank, National Association
401 South Tryon Street-NC 1179,
Charlotte, NC 28288,
Attn:  Structure Finance Trust Services

          Re:  Wachovia Asset Securitization Issuance, LLC
               Asset-Backed Certificates, Series [_____]
               --------------------------------------------

Ladies and Gentlemen:

     ___________________    (the   "Purchaser")   intends   to   purchase   from
___________________ (the "Seller") % Certificate Percentage Interest of Series [_____] (the "Certificates"), issued pursuant to the trust agreement dated as of [_____] (the "Trust Agreement"), among Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor") and [_____], as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Trust Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

          6. The Purchaser represents:

               (i) that either (a) or (b) is satisfied, as marked below:

               ____ a. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations
          Section 2510.3-101; or

               ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the

          Certificate Registrar, the Enhancer and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or
          Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, the Enhancer or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

          (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

          7. The Purchaser is not a non-United States person.

                                               Very truly yours,






                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER


___________________, ___

Wachovia Asset Securitization Issuance, LLC
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

[______]
[______]
[______]
Attention: [_____]

Wachovia Bank, National Association
401 South Tryon Street-NC 1179,
Charlotte, NC 28288,
Attn:  Structure Finance Trust Services

          Re:  Wachovia Asset Securitization Issuance, LLC
               Asset-Backed Certificates, Series [_____]
               --------------------------------------------

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
_________________ (the "Seller") a ______% Percentage Interest of Certificates of Series [_____] (the "Certificates"), issued pursuant to the trust agreement dated as of [_____] (the "Trust Agreement"), among Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor"), and [_____], as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.

The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                               Very truly yours,


                                               ---------------------------------
                                               (Seller)



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT F

                    FORM OF CERTIFICATE OF NON-FOREIGN STATUS


     This  Certificate  of Non-Foreign  Status is delivered  pursuant to Section
3.09 of the trust agreement dated as of [_____] (the "Trust Agreement"), among Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor"), and [_____], as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of Wachovia Asset Securitization Issuance, LLC Asset-Backed Certificates, Series [_____] (the "Certificates"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee.

     Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

     In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

     To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

         A.   Individual as Beneficial Owner

              1. I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

              2.   My (the Beneficial Owner's) name and home address are:

                    ______________________________
                    ______________________________
                    ______________________________; and


               3. My (the Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is ____________________.

          B.   Corporate, Partnership or Other Entity as Beneficial Owner

               1. ________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

               2.   The   Beneficial   Owner's   office  address  and  place  of
                    incorporation (if applicable) is

                    ______________________________
                    ______________________________
                    ______________________________; and

               3. The Beneficial Owner's U.S. employer identification number is .

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

               ____ an IRS Form W-9

               ____ a form such as this or substantially similar


provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.


------------------------------------------
                  Name


------------------------------------------
          Title (if applicable)


------------------------------------------
            Signature and Date



*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                    EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER


____________________, ___

Wachovia Asset Securitization Issuance, LLC
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

[______]
[______]
[______]

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[______]
[______]
[______]
Attention: [_____]

          Re:  Wachovia Asset Securitization Issuance, LLC
               Asset-Backed Certificates, Series [_____]
               --------------------------------------------

Dear Sirs:

     ___________________________  (the  "Transferee")  intends to  acquire  from
__________________ (the "Transferor") a _______% Percentage Interest of Wachovia Asset Securitization Issuance, LLC Asset-Backed Certificates, Series [_____] (the "Certificates"), issued pursuant to a trust agreement dated as of [_____], among Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor"), and [_____], as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee.

     The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer that:

     The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to
     Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101.

          The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                               Very truly yours,


                                               ---------------------------------


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT H

                          FORM OF REPRESENTATION LETTER

__________________, ____

Wachovia Asset Securitization Issuance, LLC
8739 Research Drive
NC0121 Suite D
Charlotte, North Carolina 28288-0121

[______]
[______]
[______]


Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[______]
[______]
[______]
Attention: [_____]

                  Re: Wachovia Asset Securitization Issuance, LLC Asset-Backed Certificates, Series [_____]
Dear Sirs:

     _________________ (the "Transferee") intends to acquire from ____________ (the "Transferor") a ____% Percentage Interest of Wachovia Asset Securitization Issuance, LLC Asset-Backed Certificates, Series [_____] (the "Certificates"), issued pursuant to a trust agreement dated as of [_____] (the "Trust Agreement"), Wachovia Asset Securitization Issuance, LLC, as depositor (the "Depositor"), and [_____], as owner trustee (the "Owner Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of [_____], among the Trust, the Paying Agent and the Indenture Trustee.

     The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

          (1) the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

          (2) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                                  Very truly yours,


                                                  ------------------------------


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT I

                             FORM OF ADDITION NOTICE

DATE:

[_____]                             Standard & Poor's, a division of The McGraw-
[_____]                             Hill Companies, Inc.
[_____]                             26 Broadway
Attention: [_____]                  New York, New York 10004-1064

Wachovia Asset Securitization       Moody's Investors Service, Inc.
Issuance, LLC                       99 Church Street
    [_____] Trust                   New York, New York 10007
c/o [_____],
     as Owner Trustee
[______]
[______]
[______]
Attn:  [_____]

Wachovia Bank, National Association           [_____]
401 South Tryon Street-NC 1179,               [_____]
Charlotte, NC 28288,                          [_____]
Attn:  Structure Finance Trust Services       [_____]


          Re:  WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
               -------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 3.05 of the Trust Agreement, dated as of [_____] (the "Trust Agreement"), among and Wachovia Asset Securitization Issuance, LLC, as Depositor and Wachovia Asset Securitization Issuance, LLC [_____] Trust, as Issuer, the Depositor, the Issuer has designated the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto to be sold to the Issuer on __________, ____, with an aggregate Principal Balance of $______________. Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the Indenture dated as of [_____], among the Issuer, the Paying Agent and [_____], as indenture trustee.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                               Very truly yours,


                                               WACHOVIA ASSET SECURITIZATION
                                               ISSUANCE, LLC,
                                                [_____] TRUST, as Issuer

                                               By:[_____], not in its individual
                                               capacity but solely as Owner
                                               Trustee


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               WACHOVIA ASSET SECURITIZATION
                                               ISSUANCE, LLC
                                                as Depositor



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT J

                           FORM OF TRANSFER AGREEMENT

     Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of __________, ____, among Wachovia Asset Securitization Issuance, LLC, as seller (the "Depositor"), and Wachovia Asset Securitization Issuance, LLC [_____] Trust (the "Issuer") and pursuant to the Trust Agreement dated as of [_____] (the "Trust Agreement"), among the Depositor and the Issuer, the Depositor and the Issuer agree to the sale by the Depositor and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the Indenture dated as of [_____], among the Issuer, Wachovia Bank, National Association, as Paying Agent (the "Paying Agent") and [_____], as indenture trustee (the "Indenture Trustee"), which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1. Sale of Subsequent Mortgage Loans.
                ---------------------------------

     (a) The Depositor, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Issuer, without recourse (except as expressly provided herein and in the Trust Agreement), all of its right, title and interest, whether now owned or existing or hereafter created, arising, or acquired, in, to and under the following: (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached hereto as Attachment B and the other related Subsequent Transferred Property purchased by the Depositor from the Seller pursuant to the Purchase Agreement; provided, however, that the Issuer does not assume any obligations (including any obligations to fund Draws) arising under or related to the Related Documents. Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal Balances, with respect to the Subsequent Mortgage Loans, as of the related Subsequent Transfer Date; and (2) with respect to the amount of each Additional Balance created on or after the Subsequent Cut-Off Date and prior to the commencement of the Rapid Amortization Period, as of the later of the related Subsequent Cut-Off Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Depositor of consideration therefore as provided in Section 3.02(c) of the Trust Agreement. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Issuer each item set forth in
Section 3.04 of the Trust Agreement.

     The transfer to the Issuer by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Depositor to the Issuer on the Subsequent Transfer Date of all the Depositor's right, title and interest in and to the Subsequent Mortgage Loans, and other related Subsequent Transferred Property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein are deemed not to be a sale, the Depositor hereby grants to the Issuer a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Subsequent Transferred Property to secure all of the Depositor's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the authorization and filing of any continuation statements with respect to the UCC financing statements filed with respect to the Subsequent Transferred Property by the Depositor on the related Subsequent Transfer Date, if any, and any amendments thereto required to reflect a change in the name or structure of the Depositor or the filing of any additional UCC financing statements due to the change in the principal office or jurisdiction of organization of the Depositor as are necessary to perfect and protect the Issuer's interests in the Subsequent Transferred Property. The Depositor shall file any such continuation statements or amendments on a timely basis.

     (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans and the related Subsequent Transferred Property, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Conditions Precedent; Assignment.
                --------------------------------

     (a) The Depositor hereby affirms the representations and warranties made by it and set forth in Section 2.09 of the Trust Agreement as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement have been satisfied in connection with the Subsequent Transfer Agreement, dated as of the date hereof, among the Seller and the Depositor as Purchaser and Section 3.05(c) of the Trust Agreement, respectively, are satisfied as of the date hereof.

     (b) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof.

     (c) All terms and conditions of the Trust Agreement relating to the Subsequent Mortgage Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

     (d) The Depositor hereby assigns to the Issuer all of the Depositor's right, title and interest to and under the Subsequent Transfer Agreement, dated as of _______ __, ____ among the Seller and the Depositor as Purchaser, including the Depositor's right to enforce the obligations of the Seller thereunder (including the Seller's obligation to repurchase Mortgage Loans as the result of a breach of the Seller's representations and warranties in such Subsequent Transfer Agreement and the Purchase Agreement).

     Section 3. GOVERNING LAW. THIS INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE
                -------------
WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 4.  Counterparts.  This Instrument may be executed in counterparts,
                 ------------
each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

     Section 5.  Successors  and  Assigns.  This  Agreement  shall  inure to the
                 ------------------------
benefit of and be binding upon the Depositor and the Purchaser and their respective successors and assigns.


                                               WACHOVIA ASSET SECURITIZATION
                                               ISSUANCE, LLC,
                                                as Depositor



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               WACHOVIA ASSET SECURITIZATION
                                               ISSUANCE, LLC
                                                [_____] TRUST, as Issuer


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


Acknowledged and Accepted:

[_____], not in its individual capacity
but solely as Indenture Trustee

By:
   ---------------------------------------
   Name:
   Title:




                                  Attachments
                                  -----------

A.   Additional terms of sale.
B.   Schedule of Subsequent Mortgage Loans.
C.   Depositor's Officer's Certificate.

           WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC 2002-HE1 TRUST

              ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                             ________________, ____


A.
     1. Subsequent Cut-Off Date:
     2. Pricing Date:
     3. Subsequent Transfer Date:
     4. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-Off Date:
     5.   Purchase Price:                                                100.00%

B.
As to all Subsequent Mortgage Loans:
     1.   Longest stated term to maturity:                          _____ months
     2.   Minimum Loan Rate:                                        _____%
     3.   Maximum Loan Rate:                                        _____%


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